SECURITIES AND EXCHANGE COMMISSION
	Washington, D.C.  20549
		FORM 8-K
	   CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange
Act of 1934
Date of Report (date of earliest event reported) October 21, 2002
BANC ONE HELOC TRUST 1998-1
   (Exact name of registrant as specified in its charter)

       United States     333-03911-01 		36-1248602
     (State or Other	(Commission File  	(I.R.S. Employer
      Jurisdiction	Number)     		Identification No.)
      of Incorporation)

c/o Bank One, National Association
Corporate Trust Services Division - 9th floor 1 N. State Street,
Chicago IL
(Address of Principal Executive Offices)
60670-0126
(Zip Code)

Registrant's telephone number, including area code:		312-336-9730

Item 5.	Other Events
On behalf of Banc One HELOC Trust 1998-1, a Trust created pursuant to the Pooling Agreement, dated August 31, 1998, the Paying Agent has caused to be filed with the Commission, the Monthly Report dated October 21, 2002.
The Monthly Report is filed pursuant to and in accordance with (1) numerous no-action letters (2) current Commission policy in the area. The filing of the Monthly Report will occur subsequent to each monthly distribution to the holders of the Trust's Investor Certificates.

A.	Monthly Report Information: Aggregate distribution information
	for the current distribution date October 21, 2002.
		   Principal	 Interest		Ending Balance
Cede & Co.	$8,131,623.77	$467,605.08		$277,023,385.85



B.	No delinquency in payment under the Transferor Certificate, or
	the MBIA Insurance Policy has occurred.

C.	Have any deficiencies occurred?  NO. Date: Amount:

D.	Were any amounts paid or are any amounts payable under the
	MBIA Insurance Policy?  NO Amount:

E.	Are there any developments with respect to the MBIA Insurance
	Policy?  NONE.

F.	Item 1:  Legal Proceedings:  NONE

G.	Item 2:  Changes in Securities:  NONE

H.	Item 4:  Submission of Matters to a Vote of Security Holders:  NONE

I.	Item 5:  Other Information - Items 1, 2, 4, 5 if applicable:  NOT
	APPLICABLE

Item 7.	Monthly Statements and Exhibits
Exhibit No. 1.	Monthly Statement to Certificateholders dated

October 21, 2002

Statement to Certificateholders (Page 1 of 2)
Distribution Date: 10/21/02
INVESTOR CERTIFICATES DISTRIBUTION SUMMARY
(PER $1000 ORIGINAL PRINCIPAL AMOUNT)
A. INTEREST & PRINCIPAL DISTRIBUTIONS TO INVESTORS
Investor Certificate Interest Distributed 0.550124
Investor Certificate Interest Shortfall Distributed 0.000000 Remaining Unpaid Investor Certificate Interest Shortfall 0.000000 Managed Amortization Period ? (Yes=1; No=0) 1
Investors Certificate Principal Distributed 9.566616
Principal Distribution Amount 9.634730
Maximum Principal Payment 14.896027
Alternative Principal Payment 9.634730
Principal Collections less Additional Balances 9.634730
Investor Loss Amount Distributed to Investors 0.152090
Accelerated Principal Distribution Amount -0.220203
Credit Enhancement Draw Amount 0.00
Total Amount Distributed to Certificateholders (P & I) 10.116740
B. INVESTOR CERTIFICATE PRINCIPAL BALANCE
Beginning Investor Certificate Balance 262,331,042.21
Ending Investor Certificate Balance 254,199,418.44
Beginning Invested Amount 268,369,352.64
Ending Invested Amount 260,050,555.95
Investor Certificateholder Floating Allocation Percentage 94.0491% Pool Factor 0.2990581
Liquidation Loss Amount for Liquidated Loans 137,456.56 Unreimbursed Liquidation Loss Amount 0.00
C. POOL INFORMATION
Beginning Pool Balance 285,350,362.49
Ending Pool Balance 277,023,385.85
Servicing Fee 118,895.98
D. INVESTOR CERTIFICATE RATE
Investor Certificate Rate 2.070000%
LIBOR Rate 1.820000%
Maximum Rate 4.996787%
E. DELINQUENCY & REO STATUS
Delinquent 30-59 days
No. of Accounts 129
Trust Balances 3,988,480.45
Delinquent 60-89 days
No. of Accounts 56
Trust Balances 1,658,358.70
Delinquent 90+ days
No. of Accounts 150
Trust Balances 6,002,501.87
Delinquent 9+ Months
No. of Accounts 0
Trust Balances 0
REO
No. of Accounts 0
Trust Balances 0.00

Statement to Certificateholders (Page 2 of 2)

Distribution Date: 10/21/02
IN WITNESS WHEREOF, the undersigned has caused this Certificate to be duly executed and certifies to the best of his knowledge and belief that information is true and correct this 16th day of October, 2002



		       Bank One, N.A.
		       as Servicer

			/s/ Michael J. Grubb
		       _______________________________________

		 	 Michael J. Grubb
		       First Vice President
	Distribution List:
	"   Keith Richardson - Bank One, N.A."

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BANC ONE HELOC TRUST 1998-1

By  /s/ Keith Richardson
Name:	Keith Richardson

Dated October 21, 2002